UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 20, 2008
CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Infinity Corporate Centre Drive, Suite 300, Garfield Heights, Ohio	44125

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 753-1490

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On May 20, 2008, Chart Industries, Inc. (the “Company”) entered into indemnification agreements with W. Douglas Brown and Thomas L. Williams in connection with their election to the Board of Directors at the Company’s Annual Meeting of Stockholders held on May 20, 2008. The indemnification agreements entered into by each of Messrs. Brown and Williams are in the same form as the existing indemnification agreements the Company has entered into previously with each of its directors and executive officers. In the indemnification agreements, the Company has agreed, subject to certain exceptions, to indemnify and hold harmless Messrs. Brown and Williams to the maximum extent then authorized or permitted by the provisions of the Company’s amended and restated certificate of incorporation, the General Corporation Law of the State of Delaware, or by any amendment(s) thereto.
The description of the indemnification agreements set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the form of indemnification agreement. The form of indemnification agreement between the Company and each of its directors or executive officers was filed as Exhibit 10.20 to the Company’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on April 13, 2006, and is incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
(a) On May 20, 2008, the Company’s Board of Directors adopted resolutions to amend the Company’s Code of Ethical Business Conduct (as amended, the “Code”). The Code is applicable to all directors, officers and employees of the Company and its subsidiaries, including foreign subsidiaries, and constitutes a code of ethics as such term is defined in Item 406(b) of Regulation S-K. As part of these amendments, various provisions of the Code were revised and new provisions were added, with an emphasis on improving Code presentation and facilitating easier understanding. The revisions to the Code provide additional information, clarification or emphasis, or references to other Company policies, regarding, among other things:
•	The Company’s mission and values;
•	Workplace safety and environmental protection;
•	Respect and fair treatment of the Company’s employees;
•	Business across borders;
•	Insider trading;
•	Anti-corruption;
•	Community and political involvement; and
•	Gifts and Entertainment.
The foregoing summary is qualified in its entirety by reference to the Code, a copy of which is available on the Company’s website at www.chart-ind.com under “investor relations”.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.
Date: May 23, 2008	By:	/s/ Matthew J. Klaben
Matthew J. Klaben
Vice President, General Counsel & Secretary

3